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Exhibit 99.2

Supplemental Financial Information
For the three months ended March 31, 2013

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate Overview	1-3
Overview	1
Capital information and market capitalization	2
Changes in total common and equivalent shares/units	3
Financial Data	4-9
Unaudited Pro Rata Statement of Operations	5
Notes to Unaudited Pro Rata Statement of Operations	6
Unaudited Pro Rata Balance Sheet	7
Supplemental FFO information	8
Capital expenditures	9
Operational Data	10-24
Sales per square foot	10
Sales per square foot by Property Ranking	11-15
Occupancy	16
Average base rent per square foot	17
Cost of occupancy	18
Percentage of Net Operating Income by State	19
Property listing	20-24
Joint venture list	25-26
Debt Tables	27-29
Debt summary	27
Outstanding debt by maturity date	28-29
Development Pipeline Forecast	30
Corporate Information	31

        This Supplemental Financial Information should be read in connection with the Company's first quarter 2013 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date May 1, 2013) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Financial Information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of March 31, 2013, the Operating Partnership owned or had an ownership interest in 61 regional shopping centers and nine community/power shopping centers aggregating approximately 64 million square feet of gross leasable area ("GLA"). These 70 centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company is negotiating with the loan servicer for Fiesta Mall, which will likely result in a transition of the asset to the loan servicer or a receiver. Consequently, Fiesta Mall has been excluded from certain Non-GAAP operating measures in 2013, including Sales per square foot, Occupancy, Average Base Rent per square foot and Cost of Occupancy as well as our Property Listing.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information constituting forward-looking statements and includes expectations regarding the Company's future operational results as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing, operating expenses, and competition; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up; the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations; and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities or other acts of violence which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2012, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	3/31/2013	12/31/2012	12/31/2011
	dollars in thousands, except per share data
Closing common stock price per share	$64.38	$58.30	$50.60
52 week high	$64.47	$62.83	$56.50
52 week low	$54.32	$49.67	$38.64
Shares outstanding at end of period
Class A non-participating convertible preferred units	184,304	184,304	208,640
Common shares and partnership units	147,845,207	147,601,848	143,178,521

Total common and equivalent shares/units outstanding	148,029,511	147,786,152	143,387,161

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$7,069,863	$6,620,507	$5,903,805
Equity market capitalization	9,530,140	8,615,933	7,255,390

Total market capitalization	$16,600,003	$15,236,440	$13,159,195

Leverage ratio(a)	42.6%	43.5%	44.9%

(a)
Debt as a percentage of market capitalization.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2012	10,094,838	137,507,010	184,304	147,786,152

Conversion of partnership units to cash	(16,662)	—	—	(16,662)
Conversion of partnership units to common shares	(61,372)	61,372	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	200,000	60,021	—	260,021

Balance as of March 31, 2013	10,216,804	137,628,403	184,304	148,029,511

        On the following pages, the Company presents its unaudited pro rata statement of operations and unaudited pro rata balance sheet reflecting the Company's proportionate ownership of each asset in its portfolio. The Company also reconciles net income attributable to the Company to funds from operations ("FFO") and FFO-diluted for the three months ended March 31, 2013.

 The Macerich Company

Unaudited Pro Rata Statement of Operations

(Dollars in thousands)

	For the Three Months Ended March 31, 2013
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$149,157	$(7,743)	$141,414	$55,054	$196,468
Percentage rents	4,377	(178)	4,199	1,411	5,610
Tenant recoveries	85,324	(4,610)	80,714	26,420	107,134
Management Companies' revenues	10,148	—	10,148	—	10,148
Other income	13,776	(485)	13,291	5,921	19,212

Total revenues	262,782	(13,016)	249,766	88,806	338,572

Expenses:
Shopping center and operating expenses	85,372	(3,758)	81,614	30,469	112,083
Management Companies' operating expenses	23,149	—	23,149	—	23,149
REIT general and administrative expenses	6,024	—	6,024	—	6,024
Depreciation and amortization	93,160	(4,534)	88,626	21,331	109,957
Interest expense	53,696	(2,760)	50,936	18,872	69,808

Total expenses	261,401	(11,052)	250,349	70,672	321,021
Equity in income of unconsolidated joint ventures	18,115	—	18,115	(18,115)	—
Co-venture expense	(2,041)	2,041	—	—	—
Income tax benefit	243	—	243	—	243
Gain (loss) on remeasurement, sale or write down of assets, net	4,828	(3,172)	1,656	(19)	1,637

Income from continuing operations	22,526	(3,095)	19,431	—	19,431

Discontinued operations:
Gain on sale or write down of assets	6	—	6	—	6
Loss from discontinued operations	(2)	—	(2)	—	(2)

Income from discontinued operations	4	—	4	—	4

Net income	22,530	(3,095)	19,435	—	19,435
Less net income attributable to noncontrolling interests	4,438	(3,095)	1,343	—	1,343

Net income attributable to the Company	$18,092	$—	$18,092	$—	$18,092

Reconciliation of net income attributable to the Company to FFO(3):
Net income attributable to the Company			$18,092	$—	$18,092
Equity in income of unconsolidated joint ventures			(18,115)	18,115	$—
Adjustments to reconcile net income to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			1,343	—	$1,343
(Gain) loss on remeasurement, sale or write down of assets			(1,662)	19	$(1,643)
Gain (loss) on sale of undepreciated assets			2,248	(2)	$2,246
Depreciation and amortization of all property			88,626	21,331	$109,957
Depreciation on personal property			(2,487)	(533)	$(3,020)

Total FFO—Basic and diluted			$88,045	$38,930	$126,975

 The Macerich Company

Notes to Unaudited Pro Rata Statement of Operations

(1)
This represents the non-owned portion of consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
The Company uses FFO in addition to net income to report its operating and financial results and considers FFO and FFO-diluted as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles ("GAAP") measures. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in the value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis.

  FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as the Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. FFO on a diluted basis is a measure investors find most useful in measuring the dilutive impact of outstanding convertible securities. FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income (loss) as defined by GAAP, and are not indicative of cash available to fund all cash flow needs. The Company also cautions that FFO as presented, may not be comparable to similarly titled measures reported by other real estate investment trusts.

  Management compensates for the limitations of FFO by providing investors with financial statements prepared according to GAAP, along with a detailed discussion of FFO and a reconciliation of FFO and FFO-diluted to net income attributable to the Company. Management believes that to further understand the Company's performance, FFO should be compared with the Company's reported net income and considered in addition to cash flows in accordance with GAAP, as presented in the Company's consolidated financial statements.

 The Macerich Company

Unaudited Pro Rata Balance Sheet

(Dollars in thousands)

	As of March 31, 2013
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
ASSETS:
Property, net(3)	$7,932,563	$(471,485)	$7,461,078	$2,325,351	$9,786,429
Cash and cash equivalents	68,814	(9,906)	58,908	50,249	109,157
Restricted cash	78,128	(1,740)	76,388	12,173	88,561
Marketable securities	23,612	—	23,612	—	23,612
Tenant and other receivables, net	99,767	(29,026)	70,741	33,964	104,705
Deferred charges and other assets, net	579,302	(10,088)	569,214	67,310	636,524
Loans to unconsolidated joint ventures	3,366	—	3,366	—	3,366
Due from affiliates	31,197	374	31,571	(2,669)	28,902
Investments in unconsolidated joint ventures	945,935	—	945,935	(945,935)	—

Total assets	$9,762,684	$(521,871)	$9,240,813	$1,540,443	$10,781,256

LIABILITIES AND EQUITY:
Mortgage notes payable:	$4,910,655	$(283,080)	$4,627,575	$1,651,815	$6,279,390
Bank and other notes payable	797,138	(6,665)	790,473	—	790,473
Accounts payable and accrued expenses	89,237	(3,475)	85,762	24,217	109,979
Other accrued liabilities	326,095	(23,671)	302,424	58,019	360,443
Distributions in excess of investment in unconsolidated joint ventures	193,608	—	193,608	(193,608)	—
Co-venture obligation	89,360	(89,360)	—	—	—

Total liabilities	6,406,093	(406,251)	5,999,842	1,540,443	7,540,285

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock	1,376	—	1,376	—	1,376
Additional paid-in capital	3,717,091	—	3,717,091	—	3,717,091
Accumulated deficit	(701,447)	—	(701,447)	—	(701,447)

Total stockholders' equity	3,017,020	—	3,017,020	—	3,017,020
Noncontrolling interests	339,571	(115,620)	223,951	—	223,951

Total equity	3,356,591	(115,620)	3,240,971	—	3,240,971

Total liabilities and equity	$9,762,684	$(521,871)	$9,240,813	$1,540,443	$10,781,256

(1)
This represents the non-owned portion of the consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
Includes construction in progress of $317,219 from the Company's consolidated share and $112,510 from its pro rata share of unconsolidated joint ventures.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental FFO Information(a)

	As of March 31,
	2013	2012
	dollars in millions
Straight line rent receivable	$68.2	$73.7

	For the Three Months Ended March 31,
	2013	2012
	dollars in millions
Lease termination fees	$1.4	$ 2.9
Straight line rental income	$1.2	$ 1.1
Gain on sales of undepreciated assets	$2.2	$ 0.0
Amortization of acquired above- and below-market leases	$2.4	$ 3.5
Amortization of debt (discounts)/premiums	$2.5	$ (1.1)
Interest capitalized	$4.8	$ 3.9

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Three Months Ended 3/31/13	For the Three Months Ended 3/31/12	Year Ended 12/31/12	Year Ended 12/31/11
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$504.7	$72.6	$1,313.1	$314.6
Development, redevelopment, expansions and renovations of Centers	40.9	15.1	158.5	88.8
Tenant allowances	3.5	3.9	18.1	19.4
Deferred leasing charges	8.9	8.5	23.5	29.3

Total	$558.0	$100.1	$1,513.2	$452.1

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$1.4	$0.2	$5.1	$143.4
Development, redevelopment, expansions and renovations of Centers	16.8	11.5	79.6	37.7
Tenant allowances	1.8	0.8	6.4	8.4
Deferred leasing charges	0.9	1.4	4.2	4.9

Total	$20.9	$13.9	$95.3	$194.4

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
03/31/2013	$481	$643	$535
03/31/2012	$429	$614	$504
12/31/2012	$463	$629	$517
12/31/2011	$417	$597	$489

(a)
Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot exclude Centers under development and redevelopment.

 The Macerich Company

Sales Per Square Foot by Property Ranking (unaudited)

										Outstanding Debt @ Pro Rata ($ in thousands) 03/31/2013 (d)
		Sales Per Square Foot						Cost of Occupancy for the Trailing 12 Months Ended 03/31/2013 (b)
					Occupancy				% of Portfolio 2013 Forecast Pro Rata NOI (c)
		03/31/2013 (a)	12/31/2012 (a)	03/31/2012 (a)
Count	Properties				03/31/2013	12/31/2012	03/31/2012

	Group 1: Top 10
1	Queens Center	$1,016	$1,004	$958	95.5%	97.3%	97.3%			306,000
2	Washington Square	$962	$909	$792	90.2%	93.3%	89.4%			120,310
3	Biltmore Fashion Park	$909	$903	$896	88.1%	87.6%	80.6%			29,184
4	Corte Madera, Village at	$877	$882	$927	98.3%	98.3%	98.3%			38,657
5	Tysons Corner Center	$815	$820	$780	96.4%	97.5%	98.4%			150,755
6	North Bridge, The Shops at	$907	$805	$843	89.7%	90.1%	83.0%			98,561
7	Santa Monica Place	$741	$723	$699	90.9%	94.3%	87.8%			239,147
8	Los Cerritos Center	$684	$682	$676	95.5%	97.2%	96.6%			99,341
9	Kings Plaza Shopping Center(e)	$700	$680	n/a	91.8%	95.5%	n/a			497,609
10	Tucson La Encantada	$697	$673	$659	88.5%	90.3%	91.9%			73,861

	Total Top 10:	$831	$813	$793	93.3%	95.0%	93.1%	13.5%	23.7%	1,653,425

	Group 2: Top 11-20
11	Broadway Plaza	$678	$657	$648	94.6%	97.6%	97.9%			70,373
12	Kierland Commons	$641	$641	$665	95.6%	95.1%	86.6%			67,500
13	Arrowhead Towne Center	$661	$635	$623	95.2%	98.1%	97.2%			241,406
14	Fresno Fashion Fair	$637	$630	$623	96.3%	97.0%	97.1%			160,612
15	Freehold Raceway Mall	$632	$623	$604	95.0%	95.1%	94.6%			116,683
16	Danbury Fair Mall	$633	$623	$618	96.0%	96.9%	98.2%			238,322
17	Scottsdale Fashion Square	$626	$603	$599	95.6%	95.1%	96.5%			262,500
18	Twenty Ninth Street	$602	$588	$568	96.0%	95.8%	95.8%			107,000
19	Vintage Faire Mall	$588	$578	$578	99.9%	99.1%	99.0%			135,000
20	Fashion Outlets of Niagara Falls USA	$576	$571	$554	94.1%	94.5%	95.0%			125,930

	Total Top 11-20:	$623	$611	$604	95.8%	96.1%	95.7%	11.9%	23.2%	1,525,326

 The Macerich Company

Sales Per Square Foot by Property Ranking (unaudited)

										Outstanding Debt @ Pro Rata ($ in thousands) 03/31/2013 (d)
		Sales Per Square Foot						Cost of Occupancy for the Trailing 12 Months Ended 03/31/2013 (b)
					Occupancy				% of Portfolio 2013 Forecast Pro Rata NOI (c)
		03/31/2013 (a)	12/31/2012 (a)	03/31/2012 (a)
Count	Properties				03/31/2013	12/31/2012	03/31/2012
	Group 3: Top 21-30
21	Chandler Fashion Center	$586	$564	$545	96.3%	96.7%	92.0%			100,200
22	FlatIron Crossing	$531	$548	$487	95.2%	89.4%	84.8%			171,024
23	Green Acres Mall(f)	$542	$535	n/a	91.8%	n/a	n/a			324,420
24	West Acres	$537	$535	$491	98.6%	97.1%	100.0%			11,590
25	Oaks, The	$512	$505	$504	95.1%	94.4%	94.0%			217,164
26	Stonewood Center	$504	$500	$472	97.2%	99.4%	97.7%			55,199
27	Deptford Mall	$502	$497	$483	97.9%	99.3%	98.2%			219,094
28	Valley River Center	$503	$496	$490	96.4%	95.6%	94.1%			120,000
29	SanTan Village Regional Center	$486	$477	$455	96.5%	96.4%	95.1%			117,222
30	South Plains Mall	$479	$469	$454	89.5%	90.2%	88.4%			100,949

	Total Top 21-30:	$521	$514	$490	95.0%	94.8%	92.9%	13.6%	20.3%	1,436,862

	Group 4: Top 31-40
31	Victor Valley, Mall of	$479	$460	$453	93.8%	93.7%	88.7%			90,000
32	Rimrock Mall	$432	$424	$420	92.8%	92.0%	88.7%			—
33	Pacific View	$422	$419	$423	97.8%	96.9%	94.0%			137,744
34	Lakewood Center	$417	$412	$405	93.9%	93.7%	91.7%			127,500
35	Eastland Mall	$411	$401	$407	97.6%	99.5%	98.0%			168,000
36	Green Tree Mall	$400	$400	$382	89.8%	91.2%	84.8%			—
37	Inland Center	$405	$399	$386	94.4%	94.3%	97.9%			25,000
38	La Cumbre Plaza	$403	$391	$388	80.8%	79.7%	80.3%			—
39	Northgate Mall	$391	$387	$395	95.9%	95.9%	95.8%			64,000
40	Kitsap Mall(g)	$384	$383	$376	91.6%	92.4%	90.7%			23,339

	Total Top 31-40:	$414	$408	$404	93.7%	93.9%	91.9%	12.9%	10.7%	635,583

	Total Top 40:	$603	$594	$575	94.5%	95.0%	93.5%	12.9%	77.9%	5,251,196

 The Macerich Company

Sales Per Square Foot by Property Ranking (unaudited)

										Outstanding Debt @ Pro Rata ($ in thousands) 03/31/2013 (d)
		Sales Per Square Foot						Cost of Occupancy for the Trailing 12 Months Ended 03/31/2013 (b)
					Occupancy				% of Portfolio 2013 Forecast Pro Rata NOI (c)
		03/31/2013 (a)	12/31/2012 (a)	03/31/2012 (a)
Count	Properties				03/31/2013	12/31/2012	03/31/2012

	Group 5: 41-61
41	South Towne Center	$372	$374	$374	88.7%	88.7%	96.2%			84,915
42	Westside Pavilion	$365	$362	$380	95.9%	95.8%	97.5%			153,986
43	Chesterfield Towne Center	$357	$361	$355	89.5%	91.9%	91.6%			110,000
44	Northridge Mall	$349	$342	$346	95.7%	97.2%	92.9%			—
45	Superstition Springs Center	$335	$334	$330	91.5%	92.3%	91.4%			45,000
46	Ridgmar Mall	$333	$332	$325	83.7%	84.6%	83.1%			26,000
47	Capitola Mall	$331	$327	$322	78.9%	84.8%	88.6%			—
48	Towne Mall	$342	$320	$314	87.2%	88.4%	85.8%			23,273
49	Wilton Mall	$311	$313	$315	93.9%	95.7%	94.8%			40,000
50	Salisbury, Centre at	$312	$311	$321	96.5%	96.3%	94.1%			115,000
51	NorthPark Mall	$309	$310	$305	93.5%	89.0%	86.1%			—
52	Cascade Mall(g)	$306	$299	$291	90.8%	92.8%	84.2%			11,498
53	Flagstaff Mall	$302	$296	$297	84.9%	89.7%	93.5%			37,000
54	Somersville Towne Center	$279	$287	$280	87.3%	84.7%	85.2%			—
55	Valley Mall	$282	$266	$269	94.0%	94.0%	90.1%			42,703
56	Desert Sky Mall	$262	$263	$275	95.0%	96.2%	91.9%			—
57	Great Northern Mall	$256	$263	$264	94.2%	93.3%	91.7%			36,166
58	SouthPark Mall	$248	$248	$233	84.2%	86.9%	84.7%			—
59	Lake Square Mall	$247	$232	$224	81.4%	86.4%	73.2%			—
60	Rotterdam Square	$231	$232	$237	84.6%	86.1%	85.9%			—
61	Paradise Valley Mall(h)	n/a	$287	$297	n/a	88.2%	82.2%			80,250
—	Fiesta Mall(i)	n/a	$235	$238	n/a	86.1%	83.0%			84,000

	Total 41-61:	$313	$307	$306	90.3%	90.8%	89.0%	12.7%	17.3%	889,791

 The Macerich Company

Sales Per Square Foot by Property Ranking (unaudited)

										Outstanding Debt @ Pro Rata ($ in thousands) 03/31/2013 (d)
		Sales Per Square Foot						Cost of Occupancy for the Trailing 12 Months Ended 03/31/2013 (b)
					Occupancy				% of Portfolio 2013 Forecast Pro Rata NOI (c)
		03/31/2013 (a)	12/31/2012 (a)	03/31/2012 (a)
Count	Properties				03/31/2013	12/31/2012	03/31/2012

	Community/Power Centers
62	Boulevard Shops	$429	$429	$422	100.0%	99.2%	97.4%			10,277
63	Camelback Colonnade	$366	$351	$350	97.0%	97.7%	97.5%			34,423
64	Estrella Falls, The Market at	n/a	n/a	n/a	95.5%	95.5%	96.1%			13,315
65	Panorama Mall	$368	$349	$312	93.7%	92.8%	90.9%			—
66	Promenade at Casa Grande	$193	$193	$199	95.1%	95.9%	95.2%			33,920
67	Redmond Town Center(g)	$372	$361	$346	87.8%	89.2%	79.9%			23,813
68	The Marketplace at Flagstaff Mall	n/a	n/a	n/a	100.0%	100.0%	100.0%			—

	Total Community/Power Centers:	$345	$335	$325	94.4%	94.9%	92.2%		3.3%	115,748

	Centers Under Redevelopment
69	Atlas Park, The Shops at	n/a	n/a	n/a	n/a	n/a	n/a			—
—	Paradise Valley Mall(h)	n/a	n/a	n/a	n/a	n/a	n/a			—
70	Southridge Mall	n/a	n/a	n/a	n/a	n/a	n/a			—

	Total Centers Under Redevelopment:								0.2%	—

	Other Non-mall Assets								1.3%	22,655

	TOTAL ALL PROPERTIES								100.0%	6,279,390

 The Macerich Company

Notes to Sales Per Square Foot by Property Ranking (unaudited)

(a)	Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under.
(b)
Cost of Occupancy represents "Tenants Occupancy Costs" divided by "Tenant Sales". Tenant Occupancy Costs in this calculation are the amounts paid to the Company, including minimum rents, percentage rents and recoverable expenditures, which consist primarily of property operating expenses, real estate taxes and repair and maintenance expenditures.
(c)
The percentage of portfolio 2013 Forecast Pro Rata Net Operating Income ("NOI") is based on guidance released on February 6, 2013. This excludes the following items: straight-line rent, above/below market adjustments to minimum rents, termination fee income and bad debt expense. It also does not reflect REIT expenses, net Management Company expenses and the effect of any future 2013 acquisitions or dispositions. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this table.
(d)	Please see further disclosures for Outstanding Debt at Pro rata on pages 28-29.
(e)	The Company acquired Kings Plaza Shopping Center in November 2012.
(f)	The Company acquired Green Acres Mall in January 2013.
(g)	The aggregate debt on these three properties represents the "Pacific Premier Retail Trust" debt on the Outstanding Debt by Maturity Table on page 29.
(h)
Paradise Valley Mall has been reclassified as a Redevelopment Center as of March 31, 2013. NOI for this property is included in the group as ranked by sales per square foot for the year ended December 31, 2012.
(i)	The Company is negotiating with the loan servicer for Fiesta Mall, which will likely result in a transition of the asset to the loan servicer or receiver.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

Regional Shopping Centers: Period Ended	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
03/31/2013	93.3%	93.7%	93.4%
03/31/2012	91.8%	92.4%	92.1%
12/31/2012	93.4%	94.5%	93.8%
12/31/2011	92.8%	92.4%	92.7%

(a)
Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
03/31/2013	$42.34	$44.70	$38.95
03/31/2012	$38.92	$39.95	$35.74
12/31/2012	$40.98	$44.01	$38.00
12/31/2011	$38.80	$38.35	$35.84
Unconsolidated Joint Venture Centers
03/31/2013	$56.91	$57.44	$49.85
03/31/2012	$54.98	$53.00	$44.78
12/31/2012	$55.64	$55.72	$48.74
12/31/2011	$53.72	$50.00	$38.98

(a)
Average base rent per square foot is based on spaces 10,000 square feet and under. Centers under development and redevelopment are excluded.

(b)
Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent on a cash basis.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

		For Years Ended December 31,
	For the trailing twelve months ended March 31, 2013
		2012	2011
Consolidated Centers
Minimum rents	8.0%	8.1%	8.2%
Percentage rents	0.4%	0.4%	0.5%
Expense recoveries(a)	4.2%	4.2%	4.1%

Total	12.6%	12.7%	12.8%

		For Years Ended December 31,
	For the trailing twelve months ended March 31, 2013
		2012	2011
Unconsolidated Joint Venture Centers
Minimum rents	8.7%	8.9%	9.1%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(a)	3.8%	3.9%	3.9%

Total	12.9%	13.2%	13.4%

(a)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Percentage of Net Operating Income by State

State	% of Portfolio Forecast 2013 Pro Rata NOI(a)
California	27.2%
Arizona	17.3%
New York	14.7%
New Jersey & Connecticut	8.6%
Illinois, Indiana & Iowa	7.4%
Virginia	6.8%
Colorado	5.0%
Oregon	3.5%
Texas	2.5%
Washington	2.1%
Other(b)	4.9%

Total	100.0%

(a)
The percentage of portfolio 2013 Forecast Pro Rata NOI is based on guidance released on February 6, 2013. This excludes the following items: straight-line rent, above/below market adjustments to minimum rents, termination fee income and bad debt expense. It also does not reflect REIT expenses, net Management Company expenses and the effect of any future 2013 acquisitions or dispositions. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this table.

(b)
"Other" includes Florida, Kentucky, Maryland, Montana, New Mexico, North Dakota and Utah.

The Macerich Company

Property Listing

March 31, 2013

The following table sets forth certain information regarding the Centers and other locations that are wholly owned or partly owned by the Company.

Company's Ownership(1)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(2)
CONSOLIDATED CENTERS:
100%	Arrowhead Towne Center(3) Glendale, Arizona	1993/2002	2004	1,196,000
100%	Capitola Mall(4) Capitola, California	1977/1995	1988	586,000
50.1%	Chandler Fashion Center Chandler, Arizona	2001/2002	—	1,325,000
100%	Chesterfield Towne Center Richmond, Virginia	1975/1994	2000	1,016,000
100%	Danbury Fair Mall Danbury, Connecticut	1986/2005	2010	1,288,000
100%	Deptford Mall Deptford, New Jersey	1975/2006	1990	1,040,000
100%	Desert Sky Mall Phoenix, Arizona	1981/2002	2007	890,000
100%	Eastland Mall(4) Evansville, Indiana	1978/1998	1996	1,042,000
100%	Fashion Outlets of Niagara Falls USA Niagara Falls, New York	1982/2011	2009	530,000
100%	Flagstaff Mall Flagstaff, Arizona	1979/2002	2007	347,000
100%	FlatIron Crossing(5) Broomfield, Colorado	2000/2002	2009	1,439,000
50.1%	Freehold Raceway Mall Freehold, New Jersey	1990/2005	2007	1,674,000
100%	Fresno Fashion Fair Fresno, California	1970/1996	2006	962,000
100%	Great Northern Mall Clay, New York	1988/2005	—	895,000
100%	Green Acres Mall(4)(6) Valley Stream, New York	1956/2013	2007	1,800,000
100%	Green Tree Mall Clarksville, Indiana	1968/1975	2005	793,000
100%	Kings Plaza Shopping Center(4) Brooklyn, New York	1971/2012	2002	1,199,000
100%	La Cumbre Plaza(4) Santa Barbara, California	1967/2004	1989	494,000
100%	Lake Square Mall Leesburg, Florida	1980/1998	1995	559,000
100%	Northgate Mall San Rafael, California	1964/1986	2010	721,000
100%	NorthPark Mall Davenport, Iowa	1973/1998	2001	1,050,000
100%	Northridge Mall Salinas, California	1972/2003	1994	890,000
100%	Oaks, The Thousand Oaks, California	1978/2002	2009	1,138,000

The Macerich Company

Property Listing

March 31, 2013

Company's Ownership(1)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(2)
100%	Pacific View Ventura, California	1965/1996	2001	1,017,000
100%	Rimrock Mall Billings, Montana	1978/1996	1999	603,000
100%	Rotterdam Square Schenectady, New York	1980/2005	1990	585,000
100%	Salisbury, Centre at Salisbury, Maryland	1990/1995	2005	862,000
100%	Santa Monica Place Santa Monica, California	1980/1999	2010	474,000
84.9%	SanTan Village Regional Center Gilbert, Arizona	2007/—	2009	995,000
100%	Somersville Towne Center Antioch, California	1966/1986	2004	349,000
100%	SouthPark Mall Moline, Illinois	1974/1998	1990	1,010,000
100%	South Plains Mall Lubbock, Texas	1972/1998	1995	1,131,000
100%	South Towne Center Sandy, Utah	1987/1997	1997	1,276,000
100%	Towne Mall Elizabethtown, Kentucky	1985/2005	1989	350,000
100%	Tucson La Encantada Tucson, Arizona	2002/2002	2005	243,000
100%	Twenty Ninth Street(4) Boulder, Colorado	1963/1979	2007	839,000
100%	Valley Mall Harrisonburg, Virginia	1978/1998	1992	504,000
100%	Valley River Center Eugene, Oregon	1969/2006	2007	896,000
100%	Victor Valley, Mall of Victorville, California	1986/2004	2012	523,000
100%	Vintage Faire Mall Modesto, California	1977/1996	2008	1,127,000
100%	Westside Pavilion Los Angeles, California	1985/1998	2007	754,000
100%	Wilton Mall Saratoga Springs, New York	1990/2005	1998	734,000

	Total Consolidated Centers			37,146,000

UNCONSOLIDATED JOINT VENTURE CENTERS (VARIOUS PARTNERS):
50%	Biltmore Fashion Park Phoenix, Arizona	1963/2003	2006	529,000
50%	Broadway Plaza(4) Walnut Creek, California	1951/1985	1994	777,000
51%	Cascade Mall Burlington, Washington	1989/1999	1998	594,000
50.1%	Corte Madera, Village at Corte Madera, California	1985/1998	2005	440,000
50%	Inland Center(4) San Bernardino, California	1966/2004	2004	933,000

The Macerich Company

Property Listing

March 31, 2013

Company's Ownership(1)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(2)
50%	Kierland Commons Scottsdale, Arizona	1999/2005	2003	433,000
51%	Kitsap Mall Silverdale, Washington	1985/1999	1997	846,000
51%	Lakewood Center Lakewood, California	1953/1975	2008	2,077,000
51%	Los Cerritos Center Cerritos, California	1971/1999	2010	1,306,000
50%	North Bridge, The Shops at(4) Chicago, Illinois	1998/2008	—	682,000
51%	Queens Center(4) Queens, New York	1973/1995	2004	967,000
50%	Ridgmar Mall Fort Worth, Texas	1976/2005	2000	1,273,000
50%	Scottsdale Fashion Square Scottsdale, Arizona	1961/2002	2009	1,724,000
51%	Stonewood Center(4) Downey, California	1953/1997	1991	928,000
66.7%	Superstition Springs Center(4) Mesa, Arizona	1990/2002	2002	1,205,000
50%	Tysons Corner Center(4) McLean, Virginia	1968/2005	2005	1,991,000
51%	Washington Square Portland, Oregon	1974/1999	2005	1,454,000
19%	West Acres Fargo, North Dakota	1972/1986	2001	971,000

	Total Unconsolidated Joint Venture Centers (Various Partners)			19,130,000

	Total Regional Shopping Centers			56,276,000

COMMUNITY / POWER CENTERS:
50%	Boulevard Shops(8) Chandler, Arizona	2001/2002	2004	185,000
73.2%	Camelback Colonnade(8) Phoenix, Arizona	1961/2002	1994	619,000
39.7%	Estrella Falls, The Market at(8) Goodyear, Arizona	2009/—	2009	238,000
100%	Panorama Mall(7) Panorama, California	1955/1979	2005	312,000
51.3%	Promenade at Casa Grande(7) Casa Grande, Arizona	2007/—	2009	908,000
51%	Redmond Town Center(4)(8) Redmond, Washington	1997/1999	2004	695,000
100%	The Marketplace at Flagstaff Mall(4)(7) Flagstaff, Arizona	2007/—	—	268,000

	Total Community / Power Centers			3,225,000

	Total before Centers under redevelopment and other assets			59,501,000

The Macerich Company

Property Listing

March 31, 2013

Company's Ownership(1)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(2)
CENTERS UNDER REDEVELOPMENT:
50%	Atlas Park, The Shops at(8) Queens, New York	2006/2011	—	377,000
100%	Paradise Valley Mall(7) Phoenix, Arizona	1979/2002	2009	1,146,000
100%	Southridge Mall(7) Des Moines, Iowa	1975/1998	1998	741,000

	Total Centers under Redevelopment			2,264,000

OTHER ASSETS:
100%	Various(7)(9)			1,078,000
100%	500 North Michigan Avenue(7) Chicago, Illinois			327,000
100%	Paradise Village Ground Leases(7) Phoenix, Arizona			58,000
100%	Paradise Village Office Park II(7) Phoenix, Arizona			46,000
51%	Redmond Town Center-Office(8) Redmond, Washington			582,000
50%	Scottsdale Fashion Square-Office(8) Scottsdale, Arizona			123,000
50%	Tysons Corner Center-Office(4)(8) McLean, Virginia			163,000
30%	Wilshire Boulevard(8) Santa Monica, California			40,000

	Total Other Assets			2,417,000

	Grand Total at March 31, 2013			64,182,000

The Macerich Company

Property Listing

March 31, 2013

(1)
The Company's ownership interest in this table reflects its legal ownership interest. See footnotes (1) and (2) on pages 25-26 regarding the legal versus economic ownership of joint venture entities.

(2)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of March 31, 2013.

(3)
On October 26, 2012, the Company acquired the remaining 33.3% ownership interest in Arrowhead Towne Center resulting in 100% ownership.

(4)
Portions of the land on which the Center is situated are subject to one or more long-term ground leases. With respect to 55 Centers, the underlying land controlled by the Company is owned in fee entirely by the Company, or, in the case of jointly-owned Centers, by the joint venture property partnership or limited liability company.

(5)
On October 3, 2012, the Company acquired the remaining 75% interest in FlatIron Crossing resulting in 100% ownership.

(6)
On January 24, 2013, the Company acquired Green Acres Mall, a 1.8 million square foot super regional mall.

(7)
Included in Consolidated Centers.

(8)
Included in Unconsolidated Joint Venture Centers.

(9)
The Company owns a portfolio of 14 stores located at shopping centers not owned by the Company. Of these 14 stores, four have been leased to Forever 21, one has been leased to Kohl's, one has been leased to Burlington Coat Factory, one has been leased to Cabela's, four have been leased for non-Anchor usage and the remaining three locations are vacant. The Company is currently seeking replacement tenants for these vacant sites. With respect to nine of the 14 stores, the underlying land is owned in fee entirely by the Company. With respect to the remaining five stores, the underlying land is owned by third parties and leased to the Company pursuant to long-term building or ground leases.

 Joint Venture List

        The following table sets forth certain information regarding the Centers and other operating properties that are not wholly-owned by the Company. Fashion Outlets of Chicago has been included in the table since it is anticipated to begin operations in 2013. This list of properties includes unconsolidated joint ventures, consolidated joint ventures, and co-venture arrangements. The percentages shown are the effective legal ownership and economic ownership interests of the Company as of March 31, 2013.

Properties	03/31/2013 Legal Ownership(1)	03/31/2013 Economic Ownership(2)	Joint Venture	03/31/2013 Total GLA(3)
Atlas Park, The Shops at	50%	50%	WMAP, L.L.C.	377,000
Biltmore Fashion Park	50%	50%	Biltmore Shopping Center Partners LLC	529,000
Boulevard Shops	50%	50%	Propcor II Associates, LLC	185,000
Broadway Plaza	50%	50%	Macerich Northwestern Associates	777,000
Camelback Colonnade	73.2%	73.2%	Camelback Colonnade Associates LP	619,000
Cascade Mall	51%	51%	Pacific Premier Retail LP	594,000
Chandler Fashion Center(4)	50.1%	50.1%	Freehold Chandler Holdings LP	1,325,000
Corte Madera, Village at	50.1%	50.1%	Corte Madera Village, LLC	440,000
Estrella Falls, The Market at(5)	39.7%	39.7%	The Market at Estrella Falls LLC	238,000
Fashion Outlets of Chicago(6)	60%	60%	Fashion Outlets of Chicago LLC
Freehold Raceway Mall(4)	50.1%	50.1%	Freehold Chandler Holdings LP	1,674,000
Inland Center	50%	50%	WM Inland LP	933,000
Kierland Commons	50%	50%	Kierland Commons Investment LLC	433,000
Kitsap Mall	51%	51%	Pacific Premier Retail LP	846,000
Lakewood Center	51%	51%	Pacific Premier Retail LP	2,077,000
Los Cerritos Center	51%	51%	Pacific Premier Retail LP	1,306,000
North Bridge, The Shops at	50%	50%	North Bridge Chicago LLC	682,000
Promenade at Casa Grande(5)	51.3%	51.3%	WP Casa Grande Retail LLC	908,000
Queens Center	51%	51%	Queens JV LP	967,000
Redmond Town Center	51%	51%	Pacific Premier Retail LP	695,000
Redmond Town Center-Office	51%	51%	Pacific Premier Retail LP	582,000
Ridgmar Mall	50%	50%	WM Ridgmar, L.P.	1,273,000
Santan Village Regional Center(7)	84.9%	84.9%	Westcor SanTan Village LLC	995,000
Scottsdale Fashion Square	50%	50%	Scottsdale Fashion Square Partnership	1,724,000
Scottsdale Fashion Square-Office	50%	50%	Scottsdale Fashion Square Partnership	123,000
Stonewood Center	51%	51%	Pacific Premier Retail LP	928,000
Superstition Springs Center	66.7%	66.7%	East Mesa Mall, L.L.C.	1,205,000
Tysons Corner Center	50%	50%	Tysons Corner LLC	1,991,000
Tysons Corner Center-Office	50%	50%	Tysons Corner Property LLC	163,000
Washington Square	51%	51%	Pacific Premier Retail LP	1,454,000
West Acres	19%	19%	West Acres Development, LLP	971,000
Wilshire Boulevard	30%	30%	Wilshire Building—Tenants in Common	40,000

(1)
This column reflects the Company's legal ownership in the listed properties as of March 31, 2013.
Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests. Substantially all of the Company's joint venture agreements contain rights of first refusal, buy-sell provisions, exit rights, default dilution remedies and/or other break up provisions or remedies which are customary in real estate joint venture agreements and which may, positively or negatively, affect the ultimate realization of cash flow and/or capital or liquidation proceeds.

(2)
Economic ownership represents the allocation of cash flow to the Company as of March 31, 2013, except as noted below. In cases where the Company receives a current cash distribution greater than its legal ownership percentage due to a capital account greater than its legal ownership percentage, only the legal ownership percentage is shown in this column. The Company's economic ownership of these properties may fluctuate based on a number of factors, including mortgage refinancings, partnership capital contributions and distributions, and proceeds and gains or losses from asset sales, and the matters set forth in the preceding paragraph.

(3)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of March 31, 2013.

(4)
The joint venture entity was formed in September 2009. Upon liquidation of the partnership, distributions are made in the following order: to the third-party partner until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; to the Company until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; and, thereafter, 35% to the third-party partner and 65% to the Company.

(5)
Columns 1 and 2 reflect the Company's indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the "MW Joint Venture") which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members' relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members' relative legal ownership percentages. In addition, the Company has executed a joint and several guaranty of the mortgage for the property with its third-party partner. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(6)
Fashion Outlets of Chicago is currently under construction and anticipated to open on August 1, 2013. After the third anniversary of substantial completion of the development, the Company in its sole discretion may elect to purchase the interest of the other member based on a net operating income formula using a 6.5% capitalization rate, less any unpaid debt on the property. In addition, the Company has executed a guaranty of the mortgage for the property. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(7)
Cash flow is distributed to the members pro rata based on the members' relative capital accounts until such accounts are returned in full, and then by legal ownership percentages. In addition, the Company has executed a guaranty of the mortgage for the property. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of March 31, 2013
	Fixed Rate	Floating Rate	Total
	dollars in thousands
Consolidated debt	$3,969,681	$1,448,367	$5,418,048
Unconsolidated debt	1,473,573	178,242	1,651,815

Total debt	$5,443,254	$1,626,609	$7,069,863
Weighted average interest rate	4.45%	3.07%	4.13%
Weighted average maturity (years)			5.3

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of March 31, 2013
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Greeley—Defeasance	09/01/13	6.34%	$23,808	$—	$23,808
Great Northern Mall	12/01/13	5.19%	36,166	—	36,166
FlatIron Crossing	12/01/13	1.96%	171,024	—	171,024
Fiesta Mall(b)	01/01/15	4.98%	84,000	—	84,000
South Plains Mall	04/11/15	6.57%	100,949	—	100,949
Fresno Fashion Fair	08/01/15	6.76%	160,612	—	160,612
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.39%	84,915	—	84,915
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Prasada(c)	03/29/16	5.25%	6,665	—	6,665
Salisbury, Centre at	05/01/16	5.83%	115,000	—	115,000
Eastland Mall	06/01/16	5.79%	168,000	—	168,000
Valley Mall	06/01/16	5.85%	42,703	—	42,703
Deptford Mall	06/01/16	6.46%	14,736	—	14,736
Freehold Raceway Mall(d)	01/01/18	4.20%	116,683	—	116,683
Santa Monica Place	01/03/18	2.99%	239,147	—	239,147
Arrowhead Towne Center	10/05/18	2.76%	241,406	—	241,406
Chandler Fashion Center(d)	07/01/19	3.77%	100,200	—	100,200
Kings Plaza Shopping Center(e)	12/03/19	3.67%	497,609	—	497,609
Danbury Fair Mall	10/01/20	5.53%	238,322	—	238,322
Fashion Outlets of Niagara Falls USA	10/06/20	4.89%	125,930	—	125,930
Green Acres Mall	02/03/21	3.61%	324,420	—	324,420
Tucson La Encantada	03/01/22	4.23%	73,861	—	73,861
Pacific View	04/01/22	4.08%	137,744	—	137,744
Oaks, The	06/05/22	4.14%	217,164	—	217,164
Chesterfield Towne Center	10/01/22	4.80%	110,000	—	110,000
Westside Pavilion	10/01/22	4.49%	153,986	—	153,986
Towne Mall	11/01/22	4.48%	23,273	—	23,273
Deptford Mall	04/03/23	3.76%	204,358	—	204,358

Total Fixed Rate Debt for Consolidated Assets		4.36%	$3,969,681	$—	$3,969,681

SanTan Village Regional Center(f)	06/13/13	2.61%	$—	$117,222	$117,222
Wilton Mall	08/01/13	1.21%	—	40,000	40,000
Promenade at Casa Grande(g)	12/30/13	5.21%	—	33,920	33,920
Paradise Valley Mall(h)	08/31/14	6.30%	—	80,250	80,250
Victor Valley, Mall of	11/06/14	2.11%	—	90,000	90,000
Vintage Faire Mall	04/27/15	3.49%	—	135,000	135,000
Twenty Ninth Street	01/18/16	3.04%	—	107,000	107,000
The Macerich Partnership L.P.—Line of Credit(h)	05/02/16	2.74%	—	635,000	635,000
Northgate Mall(h)	03/01/17	3.08%	—	64,000	64,000
Fashion Outlets of Chicago(h)(i)	03/05/17	3.00%	—	20,975	20,975
The Macerich Partnership L.P.—Term Loan	12/08/18	2.56%	—	125,000	125,000

Total Floating Rate Debt for Consolidated Assets		3.00%	$—	$1,448,367	$1,448,367

Total Debt for Consolidated Assets		4.00%	$3,969,681	$1,448,367	$5,418,048

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of March 31, 2013
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Tysons Corner Center (50%)	02/17/14	4.78%	$150,755	$—	$150,755
Biltmore Fashion Park (50%)	10/01/14	8.25%	29,184	—	29,184
Lakewood Center (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	70,373	—	70,373
Camelback Colonnade (73.2%)	10/12/15	4.82%	34,423	—	34,423
Washington Square (51%)	01/01/16	6.04%	120,310	—	120,310
North Bridge, The Shops at (50%)	06/15/16	7.52%	98,561	—	98,561
West Acres (19%)	10/01/16	6.41%	11,590	—	11,590
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	38,657	—	38,657
Stonewood Center (51%)	11/01/17	4.67%	55,199	—	55,199
Kierland Commons (50%)(h)	01/02/18	3.19%	67,500	—	67,500
Los Cerritos Center (51%)	07/01/18	4.50%	99,341	—	99,341
Scottsdale Fashion Square (50%)	04/03/23	3.02%	262,500	—	262,500
Queens Center (51%)	01/01/25	3.65%	306,000	—	306,000
Wilshire Boulevard (30%)	01/01/33	6.35%	1,680	—	1,680

Total Fixed Rate Debt for Unconsolidated Assets		4.69%	$1,473,573	$—	$1,473,573

Pacific Premier Retail Trust (51%)	11/03/13	4.97%	$—	$58,650	$58,650
Boulevard Shops (50%)	12/16/13	3.26%	—	10,277	10,277
Estrella Falls, The Market at (39.7%)	06/01/15	3.16%	—	13,315	13,315
Inland Center (50%)	04/01/16	3.45%	—	25,000	25,000
Superstition Springs Center (66.7%)	10/28/16	2.81%	—	45,000	45,000
Ridgmar Mall (50%)	04/11/17	2.96%	—	26,000	26,000

Total Floating Rate Debt for Unconsolidated Assets		3.68%	$—	$178,242	$178,242

Total Debt for Unconsolidated Assets		4.58%	$1,473,573	$178,242	$1,651,815

Total Debt		4.13%	$5,443,254	$1,626,609	$7,069,863

Percentage to Total			76.99%	23.01%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
The Company is negotiating with the loan servicer for Fiesta Mall, which will likely result in a transition of the asset to the loan servicer or receiver.

(c)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.0%.

(d)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(e)
On January 3, 2013, the Company exercised an option to borrow an additional $146 million on the loan.

(f)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%. The Company's joint venture has entered into a commitment to refinance this loan with a $138 million mortgage bearing interest at 3.09% for six years. Closing is expected in early June.

(g)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(h)
The maturity date assumes that all extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.

(i)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 60.0%.

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Development Pipeline Forecast

(Dollars in millions)

as of March 31, 2013

In-Process Developments and Redevelopments:

Property	Project Type	Project Size (SF)(a)	Return(a)(b)	Total Project Cost at 100% (a)(c)	Ownership %	Total Project Cost Pro-Rata (a)(c)	Pro Rata Capitalized Costs at 3/31/2013(a)(c)	Estimated Completion Date(a)

Fashion Outlets of Chicago Rosemont, IL	Ground Up—Outlet Center Development	526,000	11%	$211.0	60%	$126.6	$67.1	August 2013
Fashion Outlets of Niagara Falls USA Niagara Falls, NY	Expansion of existing Outlet Center	172,000	10%	$73.0	100%	$73.0	$10.0	2014 - 2015
Tysons Corner Center McLean, VA	Redevelopment—Office, Residential & Hotel	1,386,000	8%	$513.1	50%	$256.6	$66.6	2014

Total				$797.1		$456.2	$143.7

Shadow Pipeline of Developments and Redevelopments(d):

Property	Project Type	Project Size (SF)(a)	Return(a)(b)	Total Project Cost at 100% (a)(c)	Ownership %	Total Project Cost Pro-Rata (a)(c)	Pro Rata Capitalized Costs at 3/31/2013(a)(c)	Estimated Completion Date(a)(d)

Broadway Plaza Walnut Creek, CA	Expansion—New Retail Space	200,000	TBD	$240 - $260	50.0%	$120 - $130	$3.5	2015 - 2017
Estrella Falls Mall Goodyear, AZ	Ground Up—Regional Shopping Center Development	950,000	TBD	$225 - $275	86.6%	$195 - $238	$30.8	2016 - 2017
Green Acres Mall Valley Stream, NY	Big Box addition and anchor expansion / repositioning	TBD	TBD	$50 - $100	100%	$50 - $100	$—	2015 - 2016
Kings Plaza Shopping Center Brooklyn, NY	Major Remerchandising and redemising	TBD	TBD	$75 - $100	100%	$75 - $100	$0.2	2014 - 2016
500 North Michigan Avenue (contiguous to The Shops at North Bridge) Chicago, IL	Redevelopment/Street Retail	TBD	TBD	$25 - $25	100%	$25 - $25	$0.1	2014 - 2015
Paradise Valley Mall Phoenix, AZ	Redevelopment— including a Theater	TBD	TBD	$25 - $40	100%	$25 - $40	$0.2	2014 - 2016

Total			8% - 10%	$640 - $800		$490 - $633	$34.8

(a)
Much of this information is estimated and may change from time to time. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this table.

(b)
Estimated Return is calculated based on stabilized income after development divided by project direct costs excluding GAAP allocations of non-cash and indirect costs.

(c)
This excludes GAAP allocations of non-cash and indirect costs.

(d)
This section includes potential developments or redevelopments that the Company is considering. The scope of these projects may change. Average returns are expected to be 8% to 10%. There is no certainty that the Company will develop any or all of these potential projects.

 The Macerich Company

Corporate Information

Stock Exchange Listing

New York Stock Exchange
Symbol: MAC

        The following table shows high and low sales prices per share of common stock during each quarter in 2013, 2012 and 2011 and dividends per share of common stock declared and paid by quarter:

	Market Quotation per Share		Dividends
Quarter Ended:	High	Low	Declared and Paid
March 31, 2011	$50.80	$45.69	$0.50
June 30, 2011	$54.65	$47.32	$0.50
September 30, 2011	$56.50	$41.96	$0.50
December 31, 2011	$51.30	$38.64	$0.55
March 31, 2012	$58.08	$49.67	$0.55
June 30, 2012	$62.83	$54.37	$0.55
September 30, 2012	$61.80	$56.02	$0.55
December 31, 2012	$60.03	$54.32	$0.58
March 31, 2013	$64.47	$54.32	$0.58

Dividend Reinvestment Plan

        Stockholders may automatically reinvest their dividends in additional common stock of the Company through the Direct Investment Program, which also provides for purchase by voluntary cash contributions. For additional information, please contact Computershare Trust Company, N.A. at 800-567-0169.

Corporate Headquarters The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, California 90401 310-394-6000 www.macerich.com	Transfer Agent Computershare Trust Company, N.A. P.O. Box 43078 Providence, Rhode Island 02940-3078 800-567-0169 www.computershare.com

Macerich Website

        For an electronic version of our annual report, our SEC Filings and documents relating to Corporate Governance, please visit www.macerich.com.

Investor Relations

Jean Wood Vice President, Investor Relations Phone: 310-899-6366 jean.wood@macerich.com	John Perry Senior Vice President, Investor Relations Phone: 310-394-6000 john.perry@macerich.com

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
The Macerich Company Unaudited Pro Rata Statement of Operations (Dollars in thousands)
The Macerich Company Notes to Unaudited Pro Rata Statement of Operations
The Macerich Company Unaudited Pro Rata Balance Sheet (Dollars in thousands)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental FFO Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Sales Per Square Foot(a)
The Macerich Company Sales Per Square Foot by Property Ranking (unaudited)
The Macerich Company Sales Per Square Foot by Property Ranking (unaudited)
The Macerich Company Sales Per Square Foot by Property Ranking (unaudited)
The Macerich Company Sales Per Square Foot by Property Ranking (unaudited)
The Macerich Company Notes to Sales Per Square Foot by Property Ranking (unaudited)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Average Base Rent Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Percentage of Net Operating Income by State
The Macerich Company Property Listing March 31, 2013
Joint Venture List
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Development Pipeline Forecast (Dollars in millions) as of March 31, 2013
The Macerich Company Corporate Information